The California Muni Fund
Dear Fellow Shareholder:

    The first half of 1997 was a difficult period for fixed income investors generally, but it was rewarding for investors in the California Muni Fund. The Fund's total return for the period was 4.75%, and the Fund's 7.2% total return for the quarter ending June 30, 1997 was highest for all single state bond funds according to Morningstar.

    The year began on a sour note as strength in the economy triggered a new round of inflation jitters. Even the Federal Reserve was affected by inflation fears because in late March the Federal Open Market Committee decided that tighter credit was necessary. The Federal Reserve hiked interest rates modestly, while making it clear that additional increases would be forthcoming unless demand conditions in the economy eased. We have fought this view continuously in recent years, arguing that inflation would remain calm even in the face of steady economic growth.

    By late April it seems that market psychology may have finally begun shifting toward a benign view of inflation. Economic growth is continuing unabated, and with signs of inflation still totally absent, the fixed income investment arena has begun to improve.

    While generally improving economic conditions for the country as a whole and for California particularly have alleviated many credit concerns, there is still some unease over the strength of some California credits. The passage of Proposition 218 and the hangover effect of the Orange County bankruptcy filing in 1994 have created a relatively negative tone in the California municipal bond market. California Muni Fund currently has 77.5% of its portfolio in the three highest credit quality grades, while the remainder is in lesser quality issues. These issues would be sensitive to adverse credit events, as well as to changes in the general level of interest rates. However, the yields on these issues is very attractive, and the prospect of capital appreciation would be enhanced with any easing of credit tensions.

    The Fund also holds a large quantity of zero coupon and other long duration California bonds. We consider these to be very cheap as these securities yield considerably more relative to bonds with lesser durations, as compared to the spread between zeros and other bonds from most other states. As conditions in the California economy continue to improve, which is our expectation, these spreads should narrow in favor of California state issues.

    Looking ahead then we expect continuing moderate economic growth and low inflation, and thus a generally positive environment for the fixed income market. The California economy should outperform the rest of the economy because of its concentration of fast growing high technology companies, and this should continue to bolster its credit worthiness. We are looking forward to the upcoming merger with the Tocqueville Fund Family, and we thank you for your continued trust.

Sincerely,




Dr. Vincent J. Malanga
President

                            The California Muni Fund
                              Portfolio Composition
                                  June 30, 1997


                                (CHART MATERIAL)

(4.1%) INLT

(53.7%) FCLT

(12.0%) NR

(39.6%) LRIB

(1.4%) BB

(9.1%) BBB

(2.1%) A

(2.2%) AA

(2.6%) FCSI

(73.2%) AAA


FIXED COUPON BONDS
      FCLT -- Long (maturity [less than] 15 years) (includes long zero coupons) FCSI -- Short or Intermediate (maturity [more than] 15 years) (includes zero coupon bonds)

VARIABLE RATE BONDS
RIB (Residual Interest Bond) type inverse floater's. These are leveraged bonds whose coupon varies inversely with rates on short term companion issues. The inverse floater's price will be more volatile than that of a fixed coupon bond.
      LRIB -- Long Term (maturity [less than] 15 years)
      SRIB -- Short or Intermediate Term ([more than] 15 year maturity) IN(Index) based inverse floater's are bonds whose interest coupons vary inversely with an index of short term interest rates and then revert to a fixed rate mode. The inverse floater's price will be more volatile than that of a fixed coupon bond.
      INLT -- Long Term (maturity [less than] 15 years)
      INSI -- Short or Intermediate Term (maturity [more than] 15 years)

+If a security has a split rating, the highest applicable rating is used, including published ratings on identical credits for individual securities not individually rated.

THE CALIFORNIA MUNI FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS

  Investment in securities at value (cost $12,339,277) ................................                 $12,502,584
  Receivables
    Interest ..........................................................................                     245,721
    Capital shares sold ...............................................................                     410,501
                                                                                                         ----------
              Total assets ............................................................                  13,158,806
                                                                                                         ----------
LIABILITIES

  Payables
    Bank overdraft payable ............................................................                   1,643,027
    Notes payable .....................................................................                   2,000,000
    Dividends .........................................................................                      13,463
    Capital shares redeemed ...........................................................                     408,003
  Accrued expenses ....................................................................                     126,864
                                                                                                         ----------
              Total liabilities .......................................................                   4,191,357
                                                                                                         ----------



NET ASSETS consisting of:

  Accumulated net realized loss .......................................................  $ (281,962)
  Unrealized appreciation of securities ...............................................     163,307
  Paid-in-capital applicable to 1,127,354 shares of beneficial interest (Note 4) ......   9,086,104
                                                                                         ----------     -----------
                                                                                                        $ 8,967,449
                                                                                                        ===========
NET ASSET VALUE PER SHARE .............................................................                       $7.95
                                                                                                              =====





                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ..........................................           $524,654

EXPENSES (Notes 2 and 3)
  Management fee ...........................................   $30,892
  Custodian and accounting fees ............................    21,668
  Transfer agent fees ......................................    10,706
  Professional fees ........................................    72,344
  Printing and postage .....................................     4,552
  Interest .................................................    31,421
  Distribution expenses ....................................    18,391
  Shareholder communication ................................    11,700
  Trustees' fees ...........................................       392
  Miscellaneous ............................................     8,592
                                                               -------

             Total expenses ................................            210,658
                                                                       --------
             Net investment income .........................            313,996
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments .........................             (9,444)
  Unrealized appreciation of
    investments for the year ...............................            271,678
                                                                       --------
             Net gain on investments .......................            262,234
                                                                       --------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................           $576,230
                                                                       ========




                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             Six Months
                                                                                Ended
                                                                               June 30,          Year Ended
                                                                                 1997           December 31,
                                                                             (Unaudited)            1996
                                                                             -----------        ------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income .................................................... $  313,996         $  694,929
  Net realized gain (loss) on investments ..................................     (9,444)           100,733
  Unrealized appreciation (depreciation) of investments for the period .....    271,678           (876,013)
                                                                            -----------        -----------
      Net increase (decrease) in net assets from operations ................    576,230            (80,351)

DIVIDENDS PAID TO SHAREHOLDERS FROM
  Net investment income ....................................................   (313,996)          (694,929)

CAPITAL SHARE TRANSACTIONS (Note 4) ........................................ (7,546,364)         4,404,527
                                                                            -----------        -----------
          Total increase (decrease) ........................................ (7,284,130)         3,629,247

NET ASSETS:
  Beginning of period ...................................................... 16,251,579         12,622,332
                                                                            -----------        -----------

  End of period ............................................................$ 8,967,449        $16,251,579
                                                                            ===========        ===========





                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND

STATEMENT OF INVESTMENTS
June 30, 1997
--------------------------------------------------------------------------------

  Principal
   Amount                           Issue(degree)(degree)(degree)                        Type        Rating         Value
   ------                           -----                                                ----        ------         -----
                                                                                         (degree)    (degree)
                                                                                                     (degree)
$  100,000(DD)    Arvin, Development Corporation, COP, RB, 8.75, 9/1/18 ..............   FCLT         NR          $   24,505
 8,980,000        Bakersfield, COP, ETM, CAB, 4/15/21 ................................   FCLT         AAA          2,396,582

   200,000        Beverly Hills, PFA, RB, IFRN*, MBIA Insured, 7.32, 6/1/15 ..........   LRIB         AAA            200,162

   100,000        CSAC Finance Corp, COP, Sutter County Health Facilities Project,
                    7.80, 1/1/21 .....................................................   FCLT         BBB            101,933

    75,000        California, HFA, Home Mortgage, RB, Series A, MBIA Insured,
                    5.70, 8/1/10 .....................................................   FCSI         AAA             76,603

   400,000        California Statewide Communities Development Authority, Cedars
                    Sinai Medical Project, COP, RB, 5.40, 11/1/15 ....................   FCLT         NR             370,144

   300,000        California Statewide Communities Development Authority, Cedars
                    Sinai Medical Project, COP, RB, IFRN*, 6.76, 11/1/15 .............   LRIB         A              253,020

   300,000        East Bay, Wastewater System Project, RB, Refunding, AMBAC
                    Insured, IFRN*, 7.17, 6/1/20 .....................................   LRIB         AAA            277,878

   220,000        Hawthorne, CRA, TAR, 6.75, 9/1/24 ..................................   FCLT         BAA            234,518

   170,000        Lake Elsinore, USD, Refunding, COP, 6.90, 2/1/20 ...................   FCLT         BBB            181,013

    15,000        Los Angeles, Home Mortgage, RB, 9.00, 6/15/18 ......................   FCLT         A               15,452

   300,000        Los Angeles, Multple Capital Facilities Project III, COP, 6.60,
                    11/1/11 ..........................................................   FCLT         BBB            306,177

 1,420,713        Los Angeles, HFA, MFH Project C, CAB, RB, 12.00, 12/1/29 ...........   FCLT         NR           1,065,307

    35,000        Modesto,Valley Oak Project, RB, 10.60, 5/1/09 ......................   FCSI         NR              35,778

   250,000        Northern California Power Agency, Multple Capital Facilities, RB,
                    MBIA Insured, IFRN*, 8.83, 8/1/25 ................................   LRIB         AAA            284,012

   250,000        Northern California Transmission Agency, CA-ORE Transmission
                    Project, RB, MBIA Insured, IFRN*, 6.60, 4/29/24 ..................   LRIB         AAA            229,380

   500,000        Orange County Airport, RB, Refunding, MBIA Insured, 5.62, 7/1/12 ...   FCLT         AAA            506,095

   250,000        Orange County, LTA, RB, IFRN*, 7.55, 2/14/11 .......................   LRIB         AA             276,055

   250,000        Orange County, LTA, RB, IFRN*, 7.99, 2/14/11 .......................   LRIB         AAA            271,557

   200,000        Panoche, Water District, COP, 7.50, 12/1/08 ........................   FCSI         BBB            215,714

   250,000        Rancho, Water District Financing Authority, RB, Prerefunded @
                    104, AMBAC Insured, IFRN*, 8.78, 8/17/21 .........................   LRIB         AAA            297,120

   250,000        Redding, Electric System, COP, Series A, FGIC Insured, IFRN*,
                    7.09, 6/1/19 .....................................................   LRIB         AAA            256,653

   565,000        Rio, USD,COP, FSA Insured, Convertible, CAB, 9/1/03, STEP** ........   FCLT         AAA            402,625

   175,000        Riverside, HFA, Riverside Apartment Project, RB, 7.87, 11/1/19 .....   FCLT         BB             171,729

 2,000,000        Salinas, Redevelopment Agency, TAB, CGIC Insured, Central City
                    Project, CAB, 11/1/22 ............................................   FCLT         AAA            487,480

   500,000        San Bernardino, COP, Series B, MBIA Insured, IFRN*, 6.62, 7/1/16 ...   INLT         AAA            506,630

   900,000        San Bernardino, COP, Series PA38, MBIA Insured, IFRN*, 9.97,
                    7/1/16 Rule 144A Security  (restricted  as to resale except to
                    qualified  institutions) .........................................   LRIB         AAA            889,047

   200,000        San Diego Water Authority, COP, FGIC Insured, IFRN*, 7.28,
                    4/22/09 ..........................................................   LRIB         AAA            220,846


THE CALIFORNIA MUNI FUND

June 30, 1997
--------------------------------------------------------------------------------


  Principal
   Amount                           Issue(degree)(degree)(degree)                        Type        Rating         Value
   ------                           -----                                                ----        ------         -----
                                                                                         (degree)    (degree)
                                                                                                     (degree)
 1,440,000        San Jose, CRA, TAB, MBIA Insured, IFRN*, 7.17, 8/1/16 Rule
                    144A Security (restricted as to resale except to qualified
                    institutions) ....................................................   LRIB         AAA          1,262,088

   250,000        Southern California Public Power Authority, FGIC Insured, IFRN*,
                    6.72, 7/1/17 .....................................................   LRIB         AAA            232,805

    55,000        Tri City, HFA, FNMA/GNMA Collateraiized, AMT, 6.45, 12/1/28 ........   FCLT         AAA             57,351

    30,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series B, 6.30,
                    12/1/28 ..........................................................   FCLT         AAA             31,137

   250,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series E, 6.40,
                    12/1/28 ..........................................................   FCLT         AAA            260,210

   100,000        Upland, HFA, RB, 7.85, 7/1/20 ......................................   FCLT         BBB            104,978
                                                                                                                 -----------
                           Total Investments (Cost $12,339,277++) ....................                           $12,502,584
                                                                                                                 ===========

   *Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. (see Note 5). Rates shown are as of June 30, 1997.

  ++Cost is the same for Federal income tax purposes.

  **Step Bonds (STEP) are instruments whose interest rate is fixed at an initial rate and then increases ("Step Up") to another fixed rate until maturity.

(DD)Denotes non-income producing security. Security in default.

                                     Legend

(left column)
 (degree)Type      FCLT     -Fixed Coupon Long Term
         FCSI     -Fixed Coupon Short or Intermediate Term
         LRIB     -Residual Interest Bond Long Term
         INLT     -Indexed Inverse Floating Rate Bond Long Term

 (degree)
 (degree)Ratings  If a security has a split rating the highest applicable rating is used, including published ratings on identicial credits for individual securities not individually rated. Ratings are unaudited.

                  NR       -Not Rated

 (degree)
 (degree)
 (degree)Issue    AMBAC   American Municipal Bond Assurance Corporation
         AMT      Alternative Minimum Tax
         CAB      Capital Appreciation Bond
         CGIC     Capital Guaranty Insurance Company

(right column)
         COP      Certificate of Participation
         CRA      California Redevelopment Agency
         FGIC     Financial Guaranty Insurance Corporation
         FNMA     Federal National Mortgage Association
         FSA      Financial Security Assurance, Inc.
         GNMA     Government National Mortgage Association
         HFA      Housing Finance Authority
         LTA      Local Transportation Authority
         MBIA     Municipal Bond Insurance Assurance Corporation
         MFH      Multi Family Housing
         PFA      Public Financing Authority
         RB       Revenue Bond
         TAB      Tax Allocation Bond
         TAR      Tax Allocation Refunding
         USD      Unified School District


                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

(left column)

1. Significant Accounting Policies

    The California Muni Fund (the Fund) was organized as a Massachusetts business trust and is registered as an open end management investment company under the Investment Company Act of 1940. The Fund's objective is to provide as high a level of income that is excluded from gross income for Federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

    Valuation of Securities-The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value.

    Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.


(right column)

    Distributions-The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

    General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

    Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates
    Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Manager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million.

    The Manager has cooperated in an investigation conducted by the Securities and Exchange Commission concerning an affiliated fund. The Commission's staff indicated that the Commission has authorized the commencement of certain proceedings against the Manager, the Distributor and two individuals associated with the Manager. All parties intend to vigorously contest any charges.

    Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule12b-1, promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing

THE CALIFORNIA MUNI FUND

June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

(left column)

other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.

    Under a Distribution Agreement with Fundamental Service Corporation (FSC), an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Fees for those services aggregated approximately $9,600 for the six months ended June 30, 1997.

    The Fund compensates Fundamental Shareholder Services, Inc., an affiliate of the Manager, for the services it provides under a Transfer Agent and Service Agreement. Transfer agent fees for the six months ended June 30, 1997 are set forth in the statement of operations.

3. Trustees' Fees
    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. 4. Shares of Beneficial Interest

    As of June 30, 1997 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $9,086,104. Transactions in shares were as follows:

                         Six months Ended                  Year Ended
                           June 30, 1997                December 31, 1996
                           -------------                -----------------
                      Shares          Amount          Shares          Amount
                      ------          ------          ------          ------
Shares sold ......  17,560,874     $134,337,776     29,177,580     $234,552,576

Shares issued
  on reinvest-
  ment of
  dividends ......      32,524          250,960         58,802          472,727
Shares
  redeemed ....... (18,552,738)    (142,135,100)   (28,566,533)    (230,620,776)
                   -----------     ------------    -----------     ------------

Net increase
  (decrease) .....    (959,340)     ($7,546,364)       669,849     $  4,404,527
                   ===========     ============    ===========     ============


(right column)

5. Complex Securities and Investment
   Transactions

   Inverse Floating Rate Notes:
    The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

Investment Transactions:
    During the six months ended June 30, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $80,394 and $893,805 respectively.

    As of June 30, 1997 the net unrealized appreciation of portfolio securities amounted to $163,307 composed of unrealized appreciation of $811,602 and unrealized depreciation of $648,295. The Fund has a capital loss carryforward of $281,944 expiring December 31, 2002 available to offset future capital gains.

6. Line of Credit
    The Fund has a line of credit agreement with its custodian bank collateralized by portfolio securities. Borrowings under this agreement bear interest linked to the bank's prime rate. The maximum month end and the average borrowings outstanding during the six months ended June 30, 1997, were $2,000,000 and $806,000, respectively.

7. Subsequent Transfer
    On July 16, 1997 each of Fundamental's mutual funds (consisting of: The New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund

THE CALIFORNIA MUNI FUND

June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

(left column)

equal in value to their shares in the Fundamental Funds. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

    The corresponding Tocqueville Fund will have investment objectives, policies and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

(right column)

    Fundamental's Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Fall of 1997.

    Tocqueville Asset Management L.P. serves as investment adviser to four mutual funds and a number of private accounts. Tocqueville Asset Management L.P. has approximately $720 million in assets under management.

8. Selected Financial Information

                                                  Six months
                                                    Ended
                                                   June 30,          Years Ended December 31,
                                                     1997     -------------------------------------
                                                  (unaudited)   1996     1995      1994     1993
                                                  -----------   ----     ----      ----     ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the period)
Net Asset Value, Beginning of Period ...............$ 7.79     $ 8.91   $ 7.10   $ 9.49    $ 8.81
                                                    ------     ------   ------    -----    ------
Income from investment operations:
Net investment income ..............................   .202       .409     .419     .553      .563
Net realized and unrealized gains (losses)
  on investments ...................................   .16      (1.120)   1.810   (2.390)     .876
                                                    ------     -------  -------   ------   -------
          Total from investment operations .........   .362      (.711)   2.229   (1.837)    1.439
                                                    -------    -------  -------   ------   -------
Less Distributions:
Dividends from net investment income ...............  (.202)     (.409)   (.419)   (.553)    (.563)
Dividends from net realized gains ..................    -          -        -        -       (.196)
                                                    -------    -------  -------   ------   -------
          Total distributions ......................  (.202)     (.409)   (.419)   (.553)    (.759)
                                                    -------    -------  -------   ------   -------
Net Asset Value, End of Period .....................$ 7.95     $ 7.79   $ 8.91   $ 7.10    $ 9.49
                                                    ======     ======   ======    ======   ======
Total Return .......................................  4.75%     (8.01%)  32.02%  (19.89%)   16.80%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000) ....................  8,967     16,252   12,622   10,558    16,280
Ratios to Average Net Assets:
  Interest expense .................................   .51%+      .45%     .39%     .98%      .39%
  Operating expenses ...............................  2.91%+     2.81%    2.81%    2.50%     1.77%*
                                                    ------     ------   ------    -----    ------
          Total expenses ...........................  3.42%+     3.26%    3.20%    3.48%     2.16%*
                                                    ======     ======   ======    =====    ======
          Net investment income ....................  5.11%+     4.88%    5.02%    6.80%     6.04%*
Portfolio turnover rate ............................   .62%     89.83%   53.27%   15.88%    51.26%

BANK LOANS
Amount outstanding at end of period (000 omitted) .. $1,643     $    0   $    0   $1,292    $3,714
Average amount of bank loans outstanding during
  the period (000 omitted) ......................... $  806     $  823   $  642   $1,690    $  958
Average number of shares outstanding during
  the period (000 omitted) .........................  1,618      1,768    1,635    1,711     1,517
Average amount of debt per share during
  the period ....................................... $  .50     $  .47   $  .39   $  .95    $  .63

*This ratio is after expense reimbursement of .50% for each of the year ended December 31, 1993.
+Annualized.

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              THE CALIFORNIA MUNI FUND
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This report and the financial statements contained
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in the Fund unless preceded or accompanied by an
effective prospectus.


(right column)

                                                      --------------------------
                                                       THE CALIFORNIA MUNI FUND

                                                          Semi-Annual Report
                                                             June 30, 1997
                                                              (Unaudited)





                                                       THE CALIFORNIA MUNI FUND



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